FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Current:
Marketable securities	$ 173	$ 85
Foreign currency forward contracts	123	10
Loans and receivables	61	43
Other	67	54
Total current	424	192
Non-current:
Foreign currency forward contracts	118	226
Cross currency interest rate swaps	594	243
Loans and receivables	145	210
Other	64	51
Total non-current	$ 921	$ 730